Exhibit 10.48 E
THIRD MODIFICATION AGREEMENT
     THIS THIRD MODIFICATION AGREEMENT (“AGREEMENT”) is made to be effective as of the 14 day of December, 2006, by and between MANUFACTURERS AND TRADERS TRUST COMPANY (“BANK”); MARYLAND INDUSTRIAL DEVELOPMENT FINANCING AUTHORITY (“ISSUER”); and AVALON PHARMACEUTICALS, INC. (“BORROWER”).
RECITALS
     The ISSUER has issued and sold certain bonds (“BONDS”) in the aggregate amount of Twelve Million Dollars ($12,000,000) and has lent the proceeds thereof to the BORROWER in accordance with the terms of a Loan Agreement dated April 1, 2003 (“LOAN AGREEMENT”). In order to enhance the marketability of the BONDS, the BORROWER has entered into a Letter Of Credit Agreement dated April 1, 2003 (“LC AGREEMENT”) pursuant to which the BANK issued to the Trustee named therein for the holders of the BONDS the BANK’S irrevocable letter of credit (“LETTER OF CREDIT”). As a condition to its issuance of the LETTER OF CREDIT, the BANK required the ISSUER to insure a portion of the BORROWER’S obligations under the LC AGREEMENT in accordance with the terms of the Issuer’s Insurance Agreement dated April 1, 2003 (“INSURANCE AGREEMENT”).
     As a condition precedent to the issuance of the BONDS and the issuance of the LETTER OF CREDIT, the BORROWER was required in accordance with the terms of a Collateral Pledge And Security Agreement And Control Agreement dated April 1, 2003, as amended by an Amendment thereto dated July 6, 2004 (“COLLATERAL/CONTROL AGREEMENT”) to post and maintain cash collateral and/or securities in Account Number 80366 (“COLLATERAL ACCOUNT”) held by and maintained with Allfirst Trust Company National Association (“SECURITIES INTERMEDIARY”), which COLLATERAL ACCOUNT and the cash, securities and properties therein were pledged in accordance with the terms of the COLLATERAL/CONTROL AGREEMENT to secure to the BANK the BORROWER’S “LETTER OF CREDIT OBLIGATIONS,” as such term is defined in the LOAN AGREEMENT. The SECURITIES INTERMEDIARY was subsequently merged with the BANK, with the BANK being the surviving entity. The BANK, the ISSUER, and the BORROWER entered into an Amended And Restated Modification And Consent Agreement dated to be effective as of February 15, 2005 (“FIRST MODIFICATION”), and a Second Modification Agreement dated to be effective as of August 9, 2005 (“SECOND MODIFICATION”). Hereafter, the BONDS, the LOAN AGREEMENT, the LC AGREEMENT, the INSURANCE AGREEMENT, the COLLATERAL/CONTROL AGREEMENT, the FIRST MODIFICATION, the SECOND MODIFICATION, and all other documents and agreements which evidence, secure, relate or pertain to the BONDS and the loan of the proceeds of the BONDS by the ISSUER to the BORROWER, or the issuance of the LETTER OF CREDIT by the Bank or the BORROWER’S obligations to the Bank in connection therewith are collectively referred to as the “DOCUMENTS.”
     The BORROWER has requested that the ISSUER and the BANK agree to modify the amount of the annual fee for the LETTER OF CREDIT. The BANK and the ISSUER have entered into this AGREEMENT to accomplish such modification.
     NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

AGREEMENT
     Section 1. Acknowledgment Of Obligations. The BORROWER acknowledges that: (a) each of the DOCUMENTS to which the BORROWER is a signatory constitutes the valid and binding obligation of the BORROWER; (b) the DOCUMENTS are enforceable against the BORROWER in accordance with all stated terms; and (c) the BORROWER has no defenses, claims of offset, or counterclaims against the enforcement of the DOCUMENTS in accordance with all stated terms.
     Section 2. Modification of LC Agreement. The BANK and the BORROWER agree that effective as of April 7, 2006, the “Letter of Credit Fee” (as defined in Section 4.1(a) of the LC AGREEMENT) (“LETTER OF CREDIT FEE”) shall be reduced from 1.90% as referenced in Section 4.1(a) of the LC AGREEMENT to 1.5%.
     Section 3. Payment of 2006 Annual Letter of Credit Negotiation Fee And 2006 Letter of Credit Fee. The Borrower agrees to pay to the BANK upon the execution and delivery of this AGREEMENT: (a) One Thousand Two Hundred Dollars ($1,200.00) as payment of the 2006 annual negotiation fee for the LETTER OF CREDIT; and (b) One Hundred Twenty-Nine Thousand Eight Hundred Fifty Dollars ($129,850.00) as payment of the 2006 LETTER OF CREDIT FEE for the period of April 7, 2006 through April 6, 2007.
     Section 4. Acknowledgments Of Issuer. The ISSUER acknowledges that the INSURANCE AGREEMENT is in full force and effect and to the best of the ISSUER’S knowledge, the BORROWER and the BANK are each in compliance with all of their respective obligations thereunder.
     Section 5. Expenses. The BORROWER agrees to pay to the BANK upon the execution and delivery of this AGREEMENT by the BORROWER the sum of One Thousand Eight Hundred Seventy-Five Dollars ($1,875.00) as reimbursement for the attorneys’ fees and expenses incurred by the BANK in connection with this AGREEMENT.
     Section 6. No Novation. It is the intent of the BORROWER, the ISSUER, and the BANK that nothing contained in this AGREEMENT shall be deemed to effect or accomplish or otherwise constitute a novation of any of the DOCUMENTS or of any of the obligations owed by the BORROWER in accordance with any of the DOCUMENTS.
     Section 7. Enforceability. This AGREEMENT shall inure to the benefit of and be enforceable against the parties hereto and their respective successors and assigns.
     Section 8. Choice Of Law; Consent To Jurisdiction; Agreement As To Venue. This AGREEMENT shall be construed, performed and enforced and its validity and enforceability determined in accordance with the laws of the State of Maryland (excluding, however, conflict of laws principles). The BORROWER consents to the jurisdiction of the courts of the State of Maryland and the jurisdiction of the United States District Court for the District of Maryland, if a basis for federal jurisdiction exists. The BORROWER waives any right to object to the maintenance of a suit in any of the state or federal courts of the State of Maryland on the basis of improper venue or inconvenience of forum.
     Section 9. Waiver Of Jury Trial. Each of the parties agrees that any suit, action, or proceeding, whether claim or counterclaim, brought or instituted by any of the parties, or any successor or assign of any of the parties , on or with respect to this AGREEMENT or any of the DOCUMENTS or which in any way relates, directly or indirectly, to the obligations of the BORROWER under the DOCUMENTS or this AGREEMENT or the dealings of the parties with respect thereto, shall be tried by a court and not by a jury. THE PARTIES

HEREBY EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION, OR PROCEEDING.
     Section 10. RELEASE. IN ORDER TO INDUCE THE BANK AND THE ISSUER TO ENTER INTO THIS AGREEMENT, THE BORROWER FOREVER RELEASES AND DISCHARGES THE BANK AND THE ISSUER AND THE OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AGENTS, SUCCESSORS, AND ASSIGNS OF THE BANK AND THE ISSUER (COLLECTIVELY, THE “RELEASED PARTIES”) FROM ANY AND ALL CLAIMS, CAUSES OF ACTION, SUITS AND DAMAGES (INCLUDING CLAIMS FOR ATTORNEYS’ FEES AND COSTS) WHICH THE BORROWER EVER HAD OR MAY NOW HAVE AGAINST ANY OF THE RELEASED PARTIES, WHETHER KNOWN OR UNKNOWN, INCLUDING BUT NOT LIMITED TO ANY AND ALL CLAIMS BASED UPON OR RELYING ON ANY ALLEGATIONS OR ASSERTIONS OF DURESS, ILLEGALITY, UNCONSCIONABILITY, BAD FAITH, BREACH OF CONTRACT, REGULATORY VIOLATIONS, NEGLIGENCE, MISCONDUCT, OR ANY OTHER TORT, CONTRACT OR REGULATORY CLAIM OF ANY KIND OR NATURE. THIS RELEASE IS INTENDED TO BE FINAL AND IRREVOCABLE AND IS NOT SUBJECT TO THE SATISFACTION OF ANY CONDITIONS OF ANY KIND.
     IN WITNESS WHEREOF, the parties have executed this AGREEMENT with the specific intention of creating a document under seal to be effective as of the date first above written. This AGREEMENT may be executed and delivered in counterparts. Signatures to this AGREEMENT may be delivered electronically.

WITNESS/ATTEST:	AVALON PHARMACEUTICALS, INC.
	By:			(SEAL)
		Name:	Kenneth C. Carter
		Title:	President & CEO

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

Signature Page to Third Modification Agreement — Continued:

WITNESS/ATTEST:	MARYLAND INDUSTRIAL DEVELOPMENT FINANCING AUTHORITY
	By:			(SEAL)
		Name:	D. Gregory Cole
		Title:	Executive Director

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

Signature Page to Third Modification Agreement — Continued:

MANUFACTURERS AND TRADERS TRUST COMPANY
By:			(SEAL)
	Name:	Humberta M. Salomon
	Title:	Assistant Vice President

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